SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): November 22, 2000

                                  Piranha, Inc.
             (Exact name of registrant as specified in its charter)


    Delaware                            0-20190                       36-3859518
   (State or other jurisdiction      (Commission                   (IRS Employer
    of incorporation)                 File Number)           Identification No.)


                   6060 N. Central Expressway, Dallas TX 75206
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 214-800-2835.

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                    Information to be included in the report
Item 6. Resignations of Registrant's Directors.

         On November 22, 2000, Arthur R. Tauder, an outside director, resigned from the Board of Directors. His resignation was regretfully accepted by the Company.

Item 7. Financial Statements and Exhibits.

          (c) Exhibits.

         (17) Letter from Arthur R. Tauder, dated November 25, 2000.
                                                              Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           Piranha, Inc.
                                                          (Registrant)

Date: November 30, 2000                                /s/ Edward W. Sample
                                                           Edward W. Sample, CEO

                                                      /s/ Richard S. Berger
                                                          Richard S. Berger, CFO